UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2014

Bitcoin Shop, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Fort Myer Drive, Suite #1105 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 24, 2014, Charles Arlen Kiser Jr., resigned from his position as Chief Marketing Officer of Bitcoin Shop, Inc. (the “Company”).  Mr. Kiser did not resign due to any disagreement with the Company or its management regarding any matters relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: December 24, 2014	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer